UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2013

eOn Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26399	62-1482176
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1703 Sawyer Road
Corinth MS	38829
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 955-5321

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS.

On December 19, 2013, Inventergy, Inc. informed us that it has completed the purchase for the New Patent Portfolio Acquisition, described on pages 8 to 9 of Exhibit 99.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2013. Inventergy has now paid the initial upfront payment, and has now acquired all legal right and title to the new portfolio.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description of Exhibit
99.1	Amendment to Description of Inventergy’s Business

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2013

EON COMMUNICATIONS CORPORATION

By:	/s/ Stephen Swartz
Stephen Swartz
Principal Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Amendment to Description of Inventergy’s Business